Financial instruments - financial and other risks	12 Months Ended
Dec. 31, 2019
Financial Instruments [Abstract]
Financial instruments - financial and other risks
Financial instruments - financial and other risks
Funding and capital risk management
We manage our funding and capital resources to ensure our ability to continue as a going concern while maximizing the return to the shareholder through optimization of the debt and equity balance.
IFRS 13 requires classifications of fair value measures into Levels 1, 2 and 3. Level 1 fair value measurements are those derived from quoted prices (unadjusted) in active markets for identical assets or liabilities. Level 2 fair value measurements are those derived from inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices). Level 3 fair value measurements are those derived from valuation techniques that include inputs for the asset or liability that are not based on observable market data (unobservable inputs).
The fair values and carrying values of our financial instruments at December 31, 2019 and 2018, respectively, are shown in the table below.
Categories of Financial Instruments

	As of December 31, 2019		As of December 31, 2018
Amounts in thousands of U.S. dollars	Fair value	Carrying Value	Fair value	Carrying Value
Financial assets
Cash and cash equivalents (1)	$202,303	$202,303	$593,652	$593,652
Restricted cash (2)	12,293	12,293	12,285	12,285
Accounts receivable (3)	78,174	78,174	69,718	69,718
Investment in BWTS (4)	1,751	1,751	1,751	1,751
Working capital contributions to Scorpio Pools (5)	49,094	49,094	42,973	42,973
Seller's credit on sale leaseback vessels (6)	9,624	9,624	9,087	9,087

Financial liabilities
Accounts payable (7)	$23,122	$23,122	$11,865	$11,865
Accrued expenses (7)	41,452	41,452	22,972	22,972
Secured bank loans (8)	1,001,087	1,001,087	1,066,452	1,066,452
Finance lease liability (9)	1,317,709	1,317,709	1,420,381	1,420,381
IFRS 16 - lease liability (10)	571,748	569,974	—	—
Senior Notes Due 2020 (11)	54,562	53,750	52,584	53,750
Senior Notes Due 2019 (11)	—	—	58,029	57,500
Convertible Notes due 2019 (12)	—	—	140,267	145,000
Convertible Notes due 2022 (12)	250,305	203,500	163,842	203,500

(1)	Cash and cash equivalents are considered Level 1 items as they represent liquid assets with short-term maturities.

(2)	Restricted cash are considered Level 1 items due to the liquid nature of these assets.

(3)	We consider that the carrying amount of accounts receivable approximate their fair value due to the relative short maturity of these instruments.

(4)
We consider the value of our minority interest in our BWTS supplier (as described in Note 9) to be a Level 3 fair value measurement, as this supplier is a private company and the value has been determined based on unobservable market data (i.e. the proceeds that we would receive if we exercised the put option set forth in the agreement in full). Moreover, we consider that its carrying value approximates fair value given that the value of this investment is contractually limited to the strike prices set forth in the put and call options prescribed in the agreement and the difference between the two prices is not significant. The difference in the aggregate value of the investment, based on the spread between the exercise prices of the put and call options is $0.6 million.

(5)
Non-current working capital contributions to the Scorpio Pools are repaid, without interest, upon a vessel’s exit from the pool. For all owned vessels, we assume that these contributions will not be repaid within 12 months and are thus classified as non-current within Other Assets on the consolidated balance sheets.  We consider that their carrying values approximate fair value given that the amounts due are contractually fixed based on the terms of each pool agreement.

(6)
The seller's credit on lease financed vessels represents the present value of the deposits of $4.35 million per vessel ($13.1 million in aggregate) that was retained by the buyer as part of the sale and operating leasebacks of STI Beryl, STI Le Rocher and STI Larvotto.  This deposit will either be applied to the purchase price of the vessel if a purchase option is exercised or refunded to us at the expiration of the agreement.  This deposit has been recorded as a financial asset measured at amortized cost.  The present value of this deposit has been calculated based on the interest rate that is implied in the lease, and the carrying value will accrete over the life of the lease using the effective interest method, through interest income, until expiration.  We consider that its carrying value approximates fair value given that its value is contractually fixed based on the terms of each lease.

(7)	We consider that the carrying amounts of accounts payable and accrued expenses approximate the fair value due to the relative short maturity of these instruments.

(8)
The carrying value of our secured bank loans are measured at amortized cost using the effective interest method. We consider that their carrying value approximates fair value because the interest rates on these instruments change with, or approximate, market interest rates and the credit risk of the Company has remained stable. Accordingly, we consider their fair value to be a Level 2 measurement. These amounts are shown net of $8.8 million and $12.6 million of unamortized deferred financing fees as of December 31, 2019 and 2018, respectively.

(9)
The carrying value of our obligations due under finance lease arrangements are measured at amortized cost using the effective interest method. We consider that their carrying value approximates fair value because the interest rates on these instruments change with, or approximate, market interest rates and the credit risk of the Company has remained stable. These amounts are shown net of $7.8 million and $9.5 million of unamortized deferred financing fees as of December 31, 2019 and 2018, respectively.

(10)
The carrying value of our lease obligations that are being accounted for under IFRS 16 are measured at present value of the minimum lease payments under each contract. These leases are mainly comprised of the leases acquired as part of the Trafigura Transaction. We consider that their carrying value approximates fair value because the interest rates on these leases change with, or approximate, market interest rates and the credit risk of the Company has remained stable. The fair value of leases with fixed payments are measured at the net discounted value of the remaining minimum lease payments using the Company's incremental borrowing rate at December 31, 2019. Accordingly, we consider their fair value to be a Level 2 measurement.

(11)
The carrying value of our Senior Notes Due 2020 and 2019 are measured at amortized cost using the effective interest method. The carrying values shown in the table are the face value of the notes. The Senior Notes due 2019 were repaid in March 2019. The Senior Notes due 2020 are shown net of $0.1 million of unamortized deferred financing fees on our consolidated balance sheet as of December 31, 2019. Both issuances of notes are shown net of $0.5 million and $0.5 million of unamortized deferred financing fees, respectively, on our consolidated balance sheet as of December 31, 2018. Our Senior Notes Due 2020 are quoted on the NYSE under the symbol 'SBNA'. We consider its fair value to be Level 1 measurement due to its quotation on an active exchange.

(12)
The carrying values of our Convertible Notes due 2019 and Convertible Notes due 2022 shown in the table above are their face value. The liability component of the Convertible Notes due 2022 has been recorded within Long-term debt on the consolidated balance sheet as of December 31, 2019. The equity component of the Convertible Notes due 2022 has been recorded within Additional paid-in capital on the consolidated balance sheet as of December 31, 2019. The Convertible Notes due 2019 were repaid in full upon their maturity in July 2019. These instruments are traded in inactive markets and are valued based on quoted prices on the recent trading activity. Accordingly, we consider its fair value to be a Level 2 measurement.

Financial risk management objectives
We identify and evaluate significant risks on an ongoing basis with the objective of managing the sensitivity of our results and financial position to those risks. These risks include market risk, credit risk, liquidity risk and foreign exchange risk.
The use of financial derivatives is governed by our policies as approved by the Board of Directors.
Market risk
Our activities expose us to the risks inherent with the tanker industry, which has historically been volatile, and financial risks of changes in interest rates.
Spot market rate risk
The cyclical nature of the tanker industry causes significant increases or decreases in the revenue that we earn from our vessels, particularly those vessels that operate in the spot market or participate in pools that are concentrated in the spot market such as the Scorpio Pools. Additionally, we have the ability to remove our vessels from the pools on relatively short notice if attractive time charter opportunities arise. A $1,000 per day increase or decrease in spot rates for all of our vessel classes would have increased or decreased our operating income by $41.7 million, $43.7 million and $36.6 million for the years ended December 31, 2019, 2018 and 2017, respectively.
Interest rate risk
The sensitivity analyses below have been determined based on the exposure to interest rates for non-derivative instruments at the balance sheet date.
If interest rates had been 1% higher/lower and all other variables were held constant, our net loss for the year ended December 31, 2019 would have decreased/increased by $23.1 million. This is mainly attributable to our exposure to interest rate movements on our variable interest rate credit facilities, lease financing arrangements and leases being accounted for under IFRS 16 as described in Notes 7 and 13.
If interest rates had been 1% higher/lower and all other variables were held constant, our net income for the year ended December 31, 2018 would have decreased/increased by $22.8 million. This is mainly attributable to our exposure to interest rate movements on our variable interest rate credit facilities and lease financing arrangements as described in Note 13.
If interest rates had been 1% higher/lower and all other variables were held constant, our net income for the year ended December 31, 2017 would have decreased/increased by $17.9 million. This is mainly attributable to our exposure to interest rate movements on our variable interest rate credit facilities that were in place during that year.
Credit risk
Credit risk is the potential exposure of loss in the event of non-performance by customers and derivative instrument counterparties.
We only place cash deposits with major banks covered with strong and acceptable credit ratings.
Accounts receivable are generally not collateralized; however, we believe that the credit risk is partially offset by the creditworthiness of our counterparties including the commercial manager. We did not experience any credit losses on our accounts receivables portfolio in the years ended December 31, 2019, 2018 and 2017.
The carrying amount of financial assets recognized on our consolidated financial statements represents the maximum exposure to credit risk without taking into account the value of any collateral obtained. We did not experience any impairment losses on financial assets in the years ended December 31, 2019, 2018 and 2017.
We monitor exposure to credit risk, and believe that there is no substantial credit risk arising from counterparties.
Liquidity risk
Liquidity risk is the risk that an entity will encounter difficulty in raising funds to meet commitments associated with financial instruments.
We manage liquidity risk by maintaining adequate reserves and borrowing facilities and by continuously monitoring forecast and actual cash flows.
Our Senior Notes due 2020 are scheduled to mature in May of 2020 and our ABN AMRO Credit Facility is scheduled to mature in the third quarter of 2020 (depending on the tranche). While we believe our current financial position is adequate to address the maturity of these instruments, a deterioration in economic conditions could cause us to pursue other means to raise liquidity, such as through the sale of vessels, to meet these obligations. Moreover, a deterioration in economic conditions could cause us to breach our debt covenants and could have a material adverse effect on our business, results of operations, cash flows and financial condition.
Based on internal forecasts and projections, which take into account reasonably possible changes in our trading performance, we believe that we have adequate financial resources to continue in operation and meet our financial commitments (including but not limited to debt service obligations, obligations under sale and leaseback arrangements, commitments under other leasing arrangements, and commitments under our scrubber and BWTS contracts) for a period of at least twelve months from the date of approval of these consolidated financial statements. Accordingly, we continue to adopt the going concern basis in preparing our financial statements.
Remaining contractual maturity on secured and unsecured credit facilities, finance lease liabilities and IFRS-16 lease liabilities
The following table details our remaining contractual maturity for our secured and unsecured credit facilities, lease financing and IFRS-16 lease liabilities. The amounts represent the future undiscounted cash flows of the financial liability based on the earliest date on which we can be required to pay. The table includes both interest and principal cash flows.
As the interest cash flows are not fixed, the interest amount included has been determined by reference to the projected interest rates as illustrated by the yield curves existing at the reporting date.

	As of December 31,
In thousands of U.S. dollars	2019	2018
Less than 1 month	$31,501	$18,994
1-3 months	93,139	140,710
3 months to 1 year	462,365	419,070
1-3 years	1,187,553	1,049,739
3-5 years	919,044	1,095,717
5+ years	1,114,328	910,050
Total	$3,807,930	$3,634,280

All other current liabilities fall due within less than one month.
Foreign Exchange Rate Risk
Our primary economic environment is the international shipping market. This market utilizes the U.S. Dollar as its functional currency. Consequently, virtually all of our revenues and the majority of our operating expenses are in U.S. Dollars. However, we incur some of our combined expenses in other currencies, particularly the Euro. The amount and frequency of some of these expenses (such as vessel repairs, supplies and stores) may fluctuate from period to period. Depreciation in the value of the U.S. dollar relative to other currencies will increase the U.S. dollar cost of us paying such expenses. The portion of our business conducted in other currencies could increase in the future, which could expand our exposure to losses arising from currency fluctuations.
There is a risk that currency fluctuations will have a negative effect on our cash flows. We have not entered into any hedging contracts to protect against currency fluctuations. However, we have some ability to shift the purchase of goods and services from one country to another and, thus, from one currency to another, on relatively short notice. We may seek to hedge this currency fluctuation risk in the future.